UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 2, 2007

COMMUNITY BANKS, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	23-2251762
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 001-11663
(Commission file number)

777 East Park Drive, Harrisburg, PA	17111
(Address of Principal Executive Offices)	(Zip Code)

(717) 920-5800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On October 2, 2007, Susquehanna Bancshares, Inc. (“Susquehanna”) and Community Banks, Inc. (“Community”) issued a press release jointly announcing that both companies’ shareholders approved a merger transaction under which Susquehanna will acquire Community. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Also on October 2, 2007, Community issued a press release announcing a special cash dividend of $.105 per share payable November 1, 2007 to shareholders of record on October 18, 2007. This special dividend represents a partial fourth quarter 2007 cash dividend, and is reflective of the anticipated closing date of November 16, 2007 of the acquisition of Community by Susquehanna. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibits:

99.1 Press release of Community Banks, Inc. dated October 2, 2007.
99.2 Press release of Community Banks, Inc. dated October 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKS, INC.
(Registrant)

Dated: October 2, 2007	By:	/s/ Anthony Leo
Anthony Leo Executive Vice President and Director of Financial Services & Administration

EXHIBIT INDEX

99.1 Press release of Community Banks, Inc. dated October 2, 2007.
99.2 Press release of Community Banks, Inc. dated October 2, 2007.